Exhibit 3.289

State of Delaware
Office of the Secretary of State

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED LIABILITY COMPANY OF “SAN JOSE HEALTHCARE SYSTEM, LLC”, FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF OCTOBER, A.D. 1998, AT 9 O’CLOCK A.M.

/s/ Edward J. Freel Edward J. Freel, Secretary of State

2954578 8100	AUTHENTICATION:	9351272

981393955	DATE:	10-13-98

CERTIFICATE OF FORMATION
OF
SAN JOSE HEALTHCARE SYSTEM, LLC
          The undersigned, an authorized person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:
          FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is San Jose Healthcare System, LLC.
          SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.
Executed on October 12, 1998.

HCA — RALEIGH COMMUNITY HOSPITAL, INC., the Sole Member
/s/ John M. Franck II
John M. Franck II
Vice President and Secretary

State of Delaware
Office of the Secretary of State

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “SAN JOSE HEALTHCARE SYSTEM, LLC”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF NOVEMBER, A.D. 1998, AT 9 O’CLOCK A.M.

/s/ Edward J. Freel Edward J. Freel, Secretary of State

2954578 8100	AUTHENTICATION:	9413972

981443265	DATE:	11-19-98

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION
OF
SAN JOSE HEALTHCARE SYSTEM, LLC
It is hereby certified that:
     1. The name of the limited liability company (hereinafter called the “limited liability company”) is San Jose Healthcare System, LLC.
     2. The certificate of formation of the limited liability company is hereby amended by striking out the sole member, HCA - Raleigh Community Hospital, Inc. thereof and by substituting in lieu of said member the following new sole member:
“VH Holdings, Inc.,
the Sole Member”
Executed on November 13, 1998.

HCA - RALEIGH COMMUNITY HOSPITAL, INC., the Sole Member
/s/ John M. Franck II
John M. Franck II
Vice President and Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/17/1998
981443265 – 2954578

State of Delaware
Office of the Secretary of State

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “SAN JOSE HEALTHCARE SYSTEM, LLC”, CHANGING ITS NAME FROM “SAN JOSE HEALTHCARE SYSTEM, LLC” TO “SAN JOSE LLC”, FILED IN THIS OFFICE ON THE SECOND DAY OF DECEMBER, A.D. 1998, AT 9 O’ CLOCK A.M.

/s/ Edward J. Freel Edward J. Freel, Secretary of State

2954578 8100	AUTHENTICATION:	0343693

001155267	DATE:	03-28-00

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/02/1998
981463163 – 2954578
CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION
OF
SAN JOSE HEALTHCARE SYSTEM, LLC
     It is hereby certified that:
     1. The name of the limited liability company (hereinafter called the “limited liability company”) is San Jose Healthcare System, LLC.
     2. The certificate of formation of the limited liability company is hereby amended by changing the name to San Jose, LLC.
Executed on December 2, 1998.

/s/ John M. Franck II
John M. Franck II
Authorized Person

Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “SAN JOSE, LLC”, FILED IN THIS OFFICE ON THE THIRTY–FIRST DAY OF DECEMBER, A.D. 2001, AT 10 O’CLOCK A.M.

	/s/ Harriet Smith Windsor
	Harriet Smith Windsor, Secretary of State

2954578 8100	AUTHENTICATION:	1632534

020084284	DATE:	02-26-02

CERTIFICATE OF AMENDMENT
OF
San Jose, LLC
1.	The name of the limited liability company is San Jose, LLC.

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:
     The name and address of the registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of San Jose, LLC this 10th day of December, 2001.
San Jose, LLC

/s/ Mary R. Adams
Mary R. Adams, as Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 12/31/2001
020084284 – 2954578